Description of Business (Brooklyn ImmunoTherapeutics, LLC) (10-K)	12 Months Ended
Dec. 31, 2019
Brooklyn Immunotherapeutics, LLC [Member]
Description of Business

NOTE 1 DESCRIPTION OF BUSINESS

Brooklyn ImmunoTherapeutics LLC (“BITX” or the “Successor”) is a limited liability company formed under the laws of the State of Delaware on September 27, 2018, for the purpose of consummating a business combination with IRX Therapeutics, Inc. (“IRX” or the “Predecessor”). The Predecessor and Successor are together referred to herein as the “Company”. On November 6, 2018, (the “Closing Date”) pursuant to an Asset Purchase Agreement with IRX, BITX acquired substantially all of the assets of IRX (the “Business Combination”). Subsequent to the Business Combination, BITX operates as a clinical stage biopharmaceutical company focused on developing a cytokine-based therapy to treat patients with cancer. BITX had no operations prior to the Business Combination.